SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  May 14, 1997

                          ENVIRODYNE INDUSTRIES, INC.
               (Exact Name of Company as Specified in its Charter)

     Delaware                      0-5485               95-2677354
-----------------               -------------      ---------------------
(State or other                   (Commission          (IRS Employer
jurisdiction of                  File Number)      Identification Number)
incorporation or
organization)

  701 Harger Road, Suite 190, Oak Brook, Illinois          60521
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 (Address of principal executive office)                (Zip Code)

      Registrant's telephone number, including area code: (630) 571-8800


Item 5.  Other Events

On May 14, 1997, the Board of Directors of Envirodyne Industries, Inc. ("Envirodyne" or the "Company") amended the Company's Amended and Restated By-law as follows:

(a) Section 1 of Article III has been amended to provide that the entire Board of Directors of the Company (the "Board") will consist of five (5) directors;

(b) Section 11 of Article III has been amended to require eighty percent (80%) approval of the Board to enter into a transaction between the Company and an Interested Person (as defined in the By-laws);

(c) Article III has been amended to add a new Section 12 that establishes a standing committee of Independent Directors known as the Interested Person Transaction Committee (the "IPTC"). The IPTC has the following powers and duties: (i) to review, evaluate and negotiate on behalf of the Company the terms and conditions of any proposed Interested Transaction, (ii) to recommend to the Board what action, if any, should be taken with respect to the proposed Interested Transaction including whether any terms or conditions thereof should be modified and (iii) to enter into contracts to retain and to pay the fees, expenses and disbursements of independent advisors;

(d) Article IX has been amended to require that any amendment, modification, or repeal of the Amended and Restated By-laws be approved by eighty percent (80%) of the entire Board; and

(e) The Board adopted certain other amendments to the Company's
Amended and Restated By-laws more fully reflected in the Amended and Restated By-laws of the Company attached as Exhibit 3.2. hereto.

On May 14, 1997, the Company also announced that it had received a proposal (the "Zapata Proposal") from Zapata Corporation, a Delaware corporation ("Zapata") to acquire all of the then outstanding shares of Envirodyne common stock not owned by Zapata in a negotiated merger in which Envirodyne stockholders would receive consideration consisting of $4 cash and shares of Zapata common stock described by Zapata to be valued at $4.

The Board formed a special committee of independent directors to review the Zapata Proposal. The members of the committee are Robert N.
Dangremond, Gregory R. Page, and Mark D. Senkpiel. Press releases issued by the Company relating to these matters are included as Exhibits 99.1 and 99.2 hereto.

Item 7.  Financial Statements and Exhibits

(c)   Exhibits

Exhibit 3.2 Amended and restated By-laws of Envirodyne Industries, Inc., as amended through Maya14, 1997

Exhibit 99.1    Press release dated May 14, 1997 related to Zapata Proposal

Exhibit 99.2 Press release dated May 14, 1997 related to amendments to By-laws and formation of special committee


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ENVIRODYNE INDUSTRIES, INC.
                               Registrant

                               By:   /s/ Gordon S. Donovan
                                     Vice President, Chief
                                     Financial Officer and
                                     Treasurer

May 15, 1997


Exhibit No.       Description of Exhibits

Ex. 3.2 Amended and Restated By-laws of Envirodyne Industries, Inc., as amended through Maya14, 1997

Ex. 99.1    Press release dated May 14, 1997 related to Zapata Proposal

Ex.t 99.2   Press release dated May 14, 1997 related to amendments to
            By-laws and formation of special committee